EXHIBIT 10.30



                                  (Translation)


                BANGKOK METROPOLITAN BANK PUBLIC COMPANY LIMITED
                   No.2 Chalermkhet 4 Road, Bangkok Metropobs
                                   Tel 2230561


                               LETTER OF GUARANTEE

                                                          Date June 13, 1997

     We, Bangkok Metropolitan Bank Public Company Limited, of No. 2 Chalermkhet 4 Road, Kwaeng Thepsirm, Khet Pomprab, Bangkok Metropolis hereby issue this Letter of Guarantee to the Airports Authority of Thailand under the following terms:

     Clause 1. According to the Contract for the Lease of Premises Within Chiangmai Airport Terninal No. Chor Mor. 1-21/1997 dated-----entered into by J.M.T. Group Co., Ltd. under which J.M.T. Group co., Ltd. shall provide a performance security required under the Contract to the Airports Authority of Thailand in the amount of Baht 90,787.50 (Ninety thousand seven hundred eighty seven and 50/100 Baht).

     We agree to abide ourselves as a guarantor for J.M.T. Group Co., Ltd. to the Airports Authority of Thailand for any liability in an amount not exceeding Baht190,787.50 (Ninety thousand seven hundred eighty seven and 50/100 Baht). If J.M.T. Group Co., Ltd. fails to comply with any conditions of the Contract entered into by its with the Airports Authority of Thailand or be in breach of any condition stipulated therein, and by which the Airports Authority of Thailand shall be entitled to forfeit the security or claim for a penalty or damage from J.M.T. Group Co., Ltd., we agree to immediately make such payment without you having to first demand J.M.T. Group Co., Ltd. to do so.

     Clause 2. We acknowledge and consent for any postponement, extension of time or release given by the Airports Authoprity of Thailand, for performance by J.M.T. Group Co., Ltd. of any condition of the contract provided the Airports Authority of Thailand shall notify us of the same without delay.

     Clause 3. We shall not revoke this guarantee herein made during the period (May 7, 1997 to November 30, 2000) within which J.M.T. Group, Co.. Ltd. is still liable under the conditions of the Contract.



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         IN WITNESS  WHEREOF,  we,  Bangkok  Metropolitan  Bank  Public  Company
Limited by the undersigned, who are authorized to sign to bind the Bank, have set their hands with the seal affixed.



              For Bangkok Metropolitan Bank Public Company Limited


Signed      (Signature)       Guarantor      Signed      (Signature)   Guarantor
      ------------------------                      ------------------
   (Mr. Preechar Sirichindaporn)                  (Mr. Atiwat Kampangseri)
Chief of General Guarantee Section         Assistant Manager of Credit Operation
                                              Sec. 3

Signed     (Signature)       Witness         Signed       (Signature)    Witness
      -----------------------                       ---------------------
 (Miss Suvaree Sintupudhikul)                   (Mr. Prapas Uengcharoen)